CUSIP NO. 370021-10-7                                              Page 11 of 11
                                  EXHIBIT 99.1


         The  undersigned  each  hereby  certifies  and  agrees  that the  above
Schedule 13G concerning securities issued by General Growth Properties, Inc. is being filed on behalf of each of the undersigned.


HEXALON REAL ESTATE, INC.

By:     /s/ Dale R. Gilomen                                       August 5, 1998
     -------------------------------------------                  --------------
        Dale R. Gilomen, its Vice President                       Date


HRE ALTAMONTE, INC.


By:     /s/ Dale R. Gilomen                                       August 5, 1998
     -------------------------------------------                  --------------
        Dale R. Gilomen, its Vice President                       Date


HRE NASHLAND, INC.

By:     /s/ Dale R. Gilomen                                       August 5, 1998
     -------------------------------------------                  --------------
        Dale R. Gilomen, its Vice President                       Date





575697.1